UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2025

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting held on May 12, 2025, as described in the Company’s Proxy Statement filed on March 31, 2025, and the final voting results for each matter.

Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	404,108,436	2,688,855	650,793	25,240,290
Sondra L. Barbour	404,303,386	2,217,745	926,953	25,240,290
Theodore H. Bunting, Jr.	402,951,521	3,887,952	608,611	25,240,290
Eric L. Butler	397,360,290	9,439,402	648,392	25,240,290
Deborah A. Henretta	403,623,906	3,197,252	626,926	25,240,290
Deborah A.P. Hersman	404,643,982	2,176,664	627,438	25,240,290
Michael E. Jesanis	403,705,528	3,065,766	676,790	25,240,290
William D. Johnson	403,913,297	2,873,648	661,139	25,240,290
Kevin T. Kabat	389,440,200	17,372,094	635,790	25,240,290
Cassandra S. Lee	404,577,685	2,241,907	628,492	25,240,290
John McAvoy	404,755,331	2,082,609	610,144	25,240,290
Lloyd M. Yates	404,032,780	2,776,958	638,346	25,240,290

Each nominee was elected.

Proposal 2: Approval of Named Executive Officer Compensation on an Advisory Basis. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
390,097,828	14,074,664	3,275,592

There were 25,240,290 broker non-votes as to Proposal 2.

Proposal 2 was approved on an advisory basis.

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
410,717,093	21,279,058	692,223

There were no broker non-votes as to Proposal 3.

Proposal 3 was approved.

Proposal 4: Stockholder Proposal Requesting to Support Special Shareholder Meeting Improvement. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
140,448,169	265,156,941	1,842,974

There were 25,240,290 broker non-votes as to Proposal 4.

Proposal 4 was not approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

May 13, 2025	By:	/s/ Kimberly S. Cuccia
Kimberly S. Cuccia
Executive Vice President, General Counsel and Corporate Secretary